Ivy Funds

Supplement dated June 4, 2012 to the

Ivy Funds Statement of Additional Information

dated July 29, 2011

and as supplemented September 9, 2011, November 16, 2011, February 17, 2012 and May 8, 2012

Effective June 4, 2012, the name of Ivy International Balanced Fund will change to Ivy Global Income Allocation Fund; accordingly, all references to Ivy International Balanced Fund are deleted and replaced with Ivy Global Income Allocation Fund.

Effective June 4, 2012, The Bank of New York Mellon will succeed UMB Bank, n.a. and Citibank, N.A. as the custodian and foreign custody manager, respectively for each Fund. Accordingly, all references in this Statement of Additional Information to UMB Bank, n.a. and/or Citibank, N.A., are deleted and replaced with The Bank of New York Mellon, which is located at One Wall Street, New York, NY 10286, effective as of that date.

The following replaces the fifth paragraph of the section entitled “The Funds, Their Investments, Related Risks and Restrictions — Non-Fundamental Investment Restrictions — 5. Investment in foreign securities:” on page 42:

At least 65% of Ivy Cundill Global Value Fund’s, Ivy Global Bond Fund’s, Ivy Global Income Allocation Fund’s and Ivy Global Natural Resources Fund’s total assets normally will be invested in issuers located in at least three different countries, which may include the U.S.

The following chart is added to the section entitled “Portfolio Managers — Portfolio Managers employed by IICO” on page 100:

Portfolio Managers employed by IICO

The following table provides information relating to the co-portfolio manager of Ivy Global Income Allocation Fund as of April 30, 2012.

W. Jeffery Surles — Ivy Global Income Allocation Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Surles assumed direct co-management responsibility for Ivy Global Income Allocation Fund effective June 4, 2012.

The following information is added to the charts in the section entitled “Portfolio Managers — Portfolio Managers employed by IICO — Ownership of Securities” on pages 101 and 102 for Ivy Global Income Allocation Fund:

Ownership of Securities

As of April 30, 2012, the dollar range of shares of the Fund beneficially owned by the portfolio manager is:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in the Fund Complex
W. Jeffery Surles	Ivy Global Income Allocation***	$0	$50,001 to $100,000

***	Mr. Surles assumed direct co-management responsibilities of Ivy Global Income Allocation Fund effective June 4, 2012.

A portion of the portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of April 30, 2012, the dollar range of shares deemed owned by the portfolio manager is:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Deemed Owned in Fund or Style Managed[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
W. Jeffery Surles	Ivy Global Income Allocation***	$0	$0

***	Mr. Surles assumed direct co-management responsibilities of Ivy Global Income Allocation Fund effective June 4, 2012.

[1]	Shares deemed to be owned in any Fund within the Fund Complex which is managed by the portfolio manager.

Supplement	Statement of Additional Information	1